Exhibit 24.1

POWER OF ATTORNEY OF SAMUEL J. PALMISANO

                KNOW ALL PERSONS BY THESE PRESENTS, that I, Samuel J. Palmisano, Chairman of the Board of Directors, President and Chief Executive Officer of International Business Machines Corporation, a New York corporation (the “Corporation”), which is to file with the Securities and Exchange Commission (the “SEC”), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for up to $600,000,000 of additional obligations of the Corporation under the IBM Executive Deferred Compensation Plan (the “Plan”), together with Plan interests, hereby constitute and appoint Mark Loughridge, Robert C. Weber, Donald J. Rosenberg, Timothy S. Shaughnessy, Jesse J. Greene, Jr., Daniel E. O’Donnell and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, as well as to prepare, execute and file any and all other documents in connection with such Plan with the SEC, all state securities authorities under the Blue Sky and securities laws of the States of the United States of America, and the New York Stock Exchange (and other stock exchanges), hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 25th day of July, 2006.

/s/ Samuel J. Palmisano
Samuel J. Palmisano
Chairman, President and Chief Executive Officer

POWER OF ATTORNEY OF MARK LOUGHRIDGE

KNOW ALL PERSONS BY THESE PRESENTS, that I, Mark Loughridge, Senior Vice President and Chief Financial Officer of International Business Machines Corporation, a New York corporation (the “Corporation”), which is to file with the Securities and Exchange Commission (the “SEC”), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for up to $600,000,000 of additional obligations of the Corporation under the IBM Executive Deferred Compensation Plan (the “Plan”), together with Plan interests, hereby constitute and appoint Samuel J. Palmisano, Robert C. Weber, Donald J. Rosenberg, Timothy S. Shaughnessy, Jesse J. Greene, Jr., Daniel E. O’Donnell and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, as well as to prepare, execute and file any and all other documents in connection with such Plan with the SEC, all state securities authorities under the Blue Sky and securities laws of the States of the United States of America, and the New York Stock Exchange (and other stock exchanges), hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 25th day of July, 2006.

/s/ Mark Loughridge
Mark Loughridge
Senior Vice President and
Chief Financial Officer

POWER OF ATTORNEY OF TIMOTHY S. SHAUGHNESSY

KNOW ALL PERSONS BY THESE PRESENTS, that I, Timothy S. Shaughnessy, Vice President and Controller of International Business Machines Corporation, a New York corporation (the “Corporation”), which is to file with the Securities and Exchange Commission (the “SEC”), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for up to $600,000,000 of additional obligations of the Corporation under the IBM Executive Deferred Compensation Plan (the “Plan”), together with Plan interests, hereby constitute and appoint Samuel J. Palmisano, Mark Loughridge, Robert C. Weber, Donald J. Rosenberg, Jesse J. Greene, Jr., Daniel E. O’Donnell and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, as well as to prepare, execute and file any and all other documents in connection with such Plan with the SEC, all state securities authorities under the Blue Sky and securities laws of the States of the United States of America, and the New York Stock Exchange (and other stock exchanges), hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 25th day of July, 2006.

/s/ Timothy S. Shaughnessy
Timothy S. Shaughnessy
Vice President and Controller

POWER OF ATTORNEY OF IBM DIRECTOR

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of International Business Machines Corporation, a New York corporation (the “Corporation”), which is to file with the Securities and Exchange Commission (the “SEC”), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for up to $600,000,000 of additional obligations of the Corporation under the IBM Executive Deferred Compensation Plan (the “Plan”), together with Plan interests, hereby constitute and appoint Samuel J. Palmisano, Mark Loughridge, Robert C. Weber, Donald J. Rosenberg, Timothy S. Shaughnessy, Jesse J. Greene, Jr., Daniel E. O’Donnell and Andrew Bonzani, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, as well as to prepare, execute and file any and all other documents in connection with such Plan with the SEC, all state securities authorities under the Blue Sky and securities laws of the States of the United States of America, and the New York Stock Exchange (and other stock exchanges), hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 25th day of July, 2006.

/s/ Cathleen Black
Director

/s/ Kenneth I. Chenault
Director

/s/ Juergen Dormann
Director

/s/ Michael L. Eskew
Director

/s/ Shirley Ann Jackson
Director

/s/ Minoru Makihara
Director

/s/ Lucio A. Noto
Director

/s/ James W. Owens
Director

/s/ Joan E. Spero
Director

/s/ Sidney Taurel
Director

/s/ Charles M. Vest
Director

/s/ Lorenzo H. Zambrano
Director